UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2005

AMF BOWLING WORLDWIDE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-12131	13-3873272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 AMF Drive

Richmond, Virginia 23111

(804) 730-4000

(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Christopher F. Caesar, the Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of AMF Bowling Worldwide, Inc. (the “Company”), voluntarily resigned his positions with the Company effective June 11, 2005. Mr. Caesar now serves as the Chief Financial Officer of AMF Bowling Products, LLC (“Products”), an indirect subsidiary of the Company, and will serve as the Chief Financial Officer of the previously announced QubicaAMF Worldwide joint venture between Products and Italian-based Qubica, S.p.A. when the joint venture is organized. Mr. Caesar will provide transitional services to the Company over the next month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMF BOWLING WORLDWIDE, INC.

/s/ Frederick R. Hipp
Frederick R. Hipp
President and Chief Executive Officer

Date: July 15, 2005

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